                                                                    Exhibit 10.3

                                                                  EXECUTION COPY

      -------------------------------------------------------------------

             100,000,000 12 1/2% Senior Subordinated Notes due 2010

                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


                           Dated as of June 13, 2000

                                     among

                               SWT Finance B.V.,
                                   as Issuer

    Weigh-Tronix, LLC, SWT Holdings B.V., Weigh-Tronix, Inc., Weigh-Tronix UK Limited, Weigh-Tronix Canada, ULC, Salter Weigh-Tronix Ltd, Salter Housewares Ltd, Salter Housewares Holdings Ltd, Berkel Products Co. Limited, Berkel USA,
   Inc., Berkel, Inc., Berkel (Ireland) Limited, GEC Avery Limited, GEC Avery
      Properties Limited, GEC Avery International Limited, Mecmesin, Inc.,
                   Weigh-Tronix Delaware, Inc. as Guarantors

                                      and

                     Lehman Brothers International (Europe)



      -------------------------------------------------------------------

                                TABLE OF CONTENTS
                                -----------------


                                                                                       Page
                                                                                       ----

1.  Definitions.......................................................................   1
2.  Exchange Offer....................................................................   4
3.  Shelf Registration Statement......................................................   8
4.  Liquidated Damages................................................................   9
5.  Registration Procedures...........................................................  11
6.  Registration Expenses.............................................................  18
7.  Indemnification and Contribution..................................................  19
8.  Rule 144A.........................................................................  22
9.  Underwritten Registrations........................................................  23
10  Miscellaneous.....................................................................  23

     (a)  No Inconsistent Agreements..................................................  23
     (b)  Adjustments Affecting Transfer Restricted Securities........................  23
     (c)  Amendments and Waivers......................................................  24
     (d)  Notices.....................................................................  24
     (e)  Successors and Assigns......................................................  25
     (f)  Counterparts................................................................  25
     (g)  Headings....................................................................  25
     (h)  GOVERNING LAW...............................................................  26
     (i)  Submission to Jurisdiction; Appointment of Agent for Service; Waiver........  26
     (j)  Currency Indemnity..........................................................  26
     (k)  Severability................................................................  27
     (l)  Securities Held by the Issuer, the Guarantors or Their Respective Affiliates  27
     (m)  Third Party Beneficiaries...................................................  27
     (n)  Entire Agreement............................................................  27

                                                                    Exhibit 10.3

          REGISTRATION RIGHTS AGREEMENT, dated as of June 13, 2000 (this "Agreement"), among SWT Finance B.V., a limited liability company organized under the laws of The Netherlands (the "Issuer"), Weigh-Tronix, LLC, a limited liability company organized under the laws of the State of Delaware (the "Company"), SWT Holdings B.V., Weigh-Tronix, Inc., Weigh-Tronix UK Limited, Weigh-Tronix Canada ULC, Salter Weigh-Tronix Ltd, Salter Housewares Ltd, Salter Housewares Holdings Ltd, Berkel Products Co. Limited, Berkel USA, Inc., Berkel, Inc., Berkel (Ireland) Limited, GEC Avery Limited, GEC Avery Properties Limited, GEC Avery International Limited, Mecmesin, Inc. and Weigh-Tronix Delaware, Inc. (together with the Company, the "Guarantors") and Lehman Brothers International (Europe) (the "Initial Purchaser").

          This Agreement is entered into in connection with the Purchase Agreement, dated as of June 2, 2000 (the "Purchase Agreement"), among the Issuer, the Guarantors and the Initial Purchaser, which provides for the sale by the Issuer to the Initial Purchaser of 100,000,000 aggregate principal amount of its 12 1/2% Senior Subordinated Notes due 2010 (the "Original Notes"), fully and unconditionally guaranteed on a senior subordinated basis (the "Original Guarantees" and, together with the Original Notes, the "Original Securities") by the Guarantors. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Issuer and the Guarantors have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchaser and its direct and indirect transferees and assigns. The execution and delivery of this Agreement is a condition to the Initial Purchaser's obligations under the Purchase Agreement. Capitalized terms used but not specifically defined herein have the respective meanings ascribed thereto in the Purchase Agreement.

          The parties hereby agree as follows:

1.  Definitions
    -----------

          As used in this Agreement, the following terms shall have the following meanings:

          "Advice":  See Section 5 hereof.
           ------

          "Agreement":  See the first introductory paragraph hereto.
           ---------

          "Applicable Period":  See Section 2(b) hereof.
           -----------------

          "Authenticating Agent":  The Authenticating Agent as defined in the
           --------------------
     Indenture.

          "Business Day":   a day other than a Saturday, Sunday or other day on
           ------------
     which commercial banking institutions are authorized or required by law to close in New York City or Amsterdam.

          "Company":  See the first introductory paragraph hereto.
           -------

          "DTC":  The Depository Trust Company.
           ---

          "Effectiveness Period":  See Section 3(a) hereof.
           --------------------

          "Effectiveness Target Date":  The 180th day after the Issue Date.
           -------------------------

          "Event Date":  See Section 4(b) hereof.
           ----------

          "Exchange Act":  The Securities Exchange Act of 1934, as amended, and
           ------------
     the rules and regulations of the SEC promulgated thereunder.

          "Exchange Guarantees":  See Section 2(a) hereof.
           -------------------

          "Exchange Notes":  See Section 2(a) hereof.
           --------------

          "Exchange Offer":  See Section 2(a) hereof.
           --------------

          "Exchange Offer Registration Statement":  See Section 2(a) hereof.
           -------------------------------------

          "Filing Date":  The 90th day after the Issue Date.
           -----------

          "Guarantees":  See the second introductory paragraph hereto.
           ----------

          "Holder":  Any holder of Transfer Restricted Securities.
           ------

          "Indenture":  The indenture, dated the date hereof (the "Indenture"),
           ---------
     among the Issuer, the Guarantors and Bankers Trust Company, as trustee thereunder, pursuant to which the New Securities are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          "Initial Purchaser":  See the first introductory paragraph hereto.
           -----------------

          "Inspectors":  See Section 5(o) hereof.
           ----------

          "Issue Date":  The date of the issuance of the Original Securities
           ----------
     under the Indenture.

          "Liquidated Damages":  See Section 4(a) hereof.
           ------------------

          "NASD":  See Section 5(s) hereof.
           ----

          "New Securities":  The Exchange Notes and related Exchange Guarantees.
           --------------

          "Original Guarantees":  See the second introductory paragraph hereto.
           -------------------

          "Original Notes":  See the second introductory paragraph hereto.
           --------------

          "Original Securities":  The Original Notes and related Original
           -------------------
     Guarantees.

          "Participant":  See Section 7(a) hereof.
           -----------

          "Participating Broker-Dealer":  See Section 2(b) hereof.
           ---------------------------

          "Person":  An individual, trustee, corporation, partnership, limited
           ------
     liability company, joint stock company, trust, unincorporated association, union, business association, firm or other legal entity.

          "Private Exchange":  See Section 2(b) hereof.
           ----------------

          "Private Exchange Securities":  See Section 2(b) hereof.
           ---------------------------

          "Prospectus":  The prospectus included in any Registration Statement
           ----------
     (including, without limitation, any prospectus subject to completion and a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

          "Purchase Agreement":  See the second introductory paragraph hereto.
           ------------------

          "Records":  See Section 5(o) hereof.
           -------

          "Registration Statement":  Any registration statement of the Issuer
           ----------------------
     and the Guarantors, including, but not limited to, the Exchange Offer Registration Statement or the Shelf Registration Statement, filed with the SEC pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

          "Rule 144":  Rule 144 promulgated under the Securities Act, as such
           --------
     Rule may be amended from time to time, or any similar rule (other than Rule
     144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

          "Rule 144A":  Rule 144A promulgated under the Securities Act, as such
           ---------
     Rule may be amended from time to time, or any similar rule (other than Rule
     144) or regulation hereafter adopted by the SEC.

          "Rule 415":  Rule 415 promulgated under the Securities Act, as such
           --------
     Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

          "SEC":  The U.S. Securities and Exchange Commission.
           ---

          "Securities Act":  The U.S. Securities Act of 1933, as amended, and
           --------------
     the rules and regulations of the SEC promulgated thereunder.

          "Shelf Notice":  See Section 2(c) hereof.
           ------------

          "Shelf Registration Statement":  See Section 3(a) hereof.
           ----------------------------

          "Transfer Restricted Securities":  Each Original Security until the
           ------------------------------
     earliest to occur of (i) the date on which such Original Security has been exchanged by a Person (other than a Participating Broker-Dealer) for a New Security in the Exchange Offer, (ii) following the exchange by a Participating Broker-Dealer in the Exchange Offer of such Original Security for one or more New Securities, the date on which such New Securities are sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Original Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Original Security is eligible for distribution to the public pursuant to Rule 144 under the Securities Act.

          "Trust Indenture Act":  The Trust Indenture Act of 1939, as amended.
           -------------------

          "Trustee":  The trustee under the Indenture and, if existent, the
           -------
     trustee under any indenture governing the New Securities and Private Exchange Securities (if any).

          "underwritten registration or underwritten offering":  A registration
           --------------------------------------------------
     in which securities of the Issuer or the Guarantors are sold to an underwriter for reoffering to the public.

2.  Exchange Offer
    --------------

          (a) The Issuer and the Guarantors agree to file at their sole cost and expense with the SEC no later than the Filing Date, unless prohibited by applicable law or SEC policy, an offer to exchange (the "Exchange Offer") any and all of the Transfer Restricted Securities (other than Private Exchange Securities, if any) for a like aggregate principal amount of the same series of notes of the Issuer, which are substantially identical in all material respects to the Original Notes (the "Exchange Notes"), and guarantees which are substantially identical to the Original Guarantees (the "Exchange Guarantees" and, together with the Exchange Notes, the "New Securities) (and which are entitled to the benefits of the applicable Indenture or a trust indenture which is substantially identical in all material respects to such Indenture (other than such changes to the applicable Indenture or any such identical trust indenture as are necessary to comply with any requirements of the SEC to effect or maintain the qualification thereof under the Trust Indenture Act) and which, in either case, has been qualified under the Trust Indenture Act), except that the New Securities (other than Private Exchange Securities, if any) shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer shall be registered under the Securities Act on the appropriate form (the "Exchange Offer Registration Statement") and shall comply with all applicable tender offer rules and regulations under the Exchange Act. Each of the Issuer and the Guarantors agrees to: (i) use its best efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or before the Effectiveness Target Date; (ii) keep the Exchange Offer open for at least 20 business days (or longer if required by applicable law) after the date that notice of the Exchange Offer is mailed to Holders; (iii) (A) file all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) file, if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the New Securities to be made under the blue sky laws of such jurisdictions as are necessary to permit consummation of the Exchange Offer; and (iv) use its reasonable best efforts to consummate the Exchange Offer on or prior to 30 business days after the date on which the Exchange Offer Registration Statement is declared effective by the SEC. Upon the Exchange Offer Registration Statement being declared effective, the Issuer and the Guarantors will offer the New Securities in exchange for surrender of the Original Securities. If, after such Exchange Offer Registration Statement is declared effective by the SEC, the Exchange Offer or the issuance of the New Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Exchange Offer Registration Statement shall be deemed not to have become effective for purposes of this Agreement. Each Holder who participates in the Exchange Offer will be required to represent that (i) any New Securities received by it will be acquired in the ordinary course of its business, (ii) it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the New Securities, (iii) it is not a broker-dealer that acquired Original Securities directly from the Issuer, (iv) it is not an "affiliate" (as defined in Rule 405 under the Securities Act) of the Issuer or any of the Guarantors or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable and (v) it is not acting on behalf of any Person who could not truthfully make the foregoing representations. If such Holder is not a broker-dealer, such Holder will be required to represent that it is not engaged in, and does not intend to engage in, the distribution of the New Securities. If such Holder is a broker- dealer that will receive New Securities for its own account in exchange for Original Securities that were acquired as a result of market-making activities or other trading activities, it will be required to acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. Upon consummation of the Exchange Offer in accordance with this Section 2, the Issuer and the Guarantors shall have no further obligation to register Transfer Restricted Securities (other than Private Exchange Securities and other than in respect of any New Securities as to which clause 2(c)(iv) hereof applies) pursuant to Section 3 hereof. No securities other than the New Securities shall be included in the Exchange Offer Registration Statement.

          (b) The Issuer and the Guarantors shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution", reasonably acceptable to the Initial Purchaser, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange
Act) of New Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"), whether such positions or policies have been publicly disseminated by the Staff of the SEC or such positions or policies, in the judgment of the Initial Purchaser, represent the prevailing views of the Staff of the SEC. Such "Plan of Distribution" section shall also expressly permit the use of the Prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers (unless such Participating Broker-Dealer will be reselling an unsold allotment from the original sale of the Original Securities), and include a statement describing the means by which Participating Broker-Dealers may resell the New Securities.

          Upon written request after the consummation of the Exchange Offer, each of the Issuer and the Guarantors shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein, in order to permit such Prospectus to be lawfully delivered by any Participating Broker-Dealer subject to the prospectus delivery requirements of the Securities Act and other Persons, if any, with similar prospectus delivery requirements for such period of time as is necessary to comply with applicable law in connection with any resale of the New Securities; provided, however, that such period shall not exceed 180 days after the consummation of the Exchange Offer (or such longer period if extended pursuant to the last paragraph of Section 5 hereof) (the "Applicable Period").

          If, prior to consummation of the Exchange Offer, the Initial Purchaser holds any Original Securities acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Issuer and the Guarantors, upon the written request of the Initial Purchaser simultaneously with the delivery of the New Securities in the Exchange Offer, shall issue and deliver to the Initial Purchaser in exchange (the "Private Exchange") for such Original Securities held by the Initial Purchaser a like principal amount of notes of the same series of the Issuer, that are substantially identical in all material respects to the New Securities (the "Private Exchange Securities") (and which are issued pursuant to the same indenture as the New Securities) except for the placement of a restrictive legend on such Private Exchange Securities. The Private Exchange Securities shall bear the same CUSIP number as the New Securities to the extent permitted by the CUSIP Service Bureau of Standard & Poor's.

          Interest on the New Securities and the Private Exchange Securities will accrue from the last interest payment date on which interest was paid on the Original Securities surrendered in exchange therefor or, if no interest has been paid on such Original Securities, from the Issue Date.

          In connection with the Exchange Offer, the Issuer and the Guarantors shall:

          (1) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

          (2) utilize the services of a depositary for the Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

          (3) permit Holders to withdraw tendered Original Securities at any time prior to the close of business, New York time, on the last business day on which the Exchange Offer shall remain open; and

          (4) otherwise comply in all material respects with all applicable laws, rules and regulations.

          As soon as practicable after the close of the Exchange Offer or the Private Exchange, as the case may be, the Issuer and the Guarantors shall:

          (1) accept for exchange all Original Securities tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange;

          (2) deliver to the Trustee or Authenticating Agent for cancellation all Original Securities so accepted for exchange; and

          (3) cause the Trustee promptly to authenticate and deliver to each Holder of the Original Securities, New Securities or Private Exchange Securities, as the case may be, in global form equal in principal amount to the respective Original Securities so accepted for exchange, as further set forth in the Indenture.

          The New Securities and the Private Exchange Securities may be issued under (i) the Indenture or (ii) an indenture substantially identical in all material respects to the Indenture, which in either event shall provide that (1) the New Securities shall not be subject to the transfer restrictions set forth in the Indenture and (2) the Private Exchange Securities shall be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture substantially identical in all material respects to the Indenture shall provide that the New Securities, Private Exchange Securities and Original Securities shall vote and consent together on all matters as one class and that none of the New Securities, Private Exchange Securities or Original Securities will have the right to vote or consent as a separate class on any matter.

          (c) If (i) the Issuer and the Guarantors are not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy,
(ii) any Holder of Transfer Restricted Securities that is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) notifies the Issuer and the Guarantors at least 20 Business Days prior to the consummation of the Exchange Offer that (a) applicable law or SEC policy prohibits such Holder from participating in the Exchange Offer, (b) such Holder may not resell the New Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder or (c) such Holder is a broker-dealer and holds Original Securities acquired directly from the Issuer, the Guarantors or any of their respective affiliates, (iii) the Exchange Offer is not for any other reason consummated within 30 business days after the Effectiveness Target Date, (iv) any Holder (other than a Participating Broker-Dealer) is not eligible to participate in the Exchange Offer, or in the case of any Holder that participates in the Exchange Offer, such Holder does not receive New Securities on the date of the exchange that may be sold without restriction under federal securities laws (other than due solely to the status of such Holder as an affiliate of the Issuer or the Guarantors within the meaning of the Securities Act or due to the requirement that such Holder deliver a Prospectus in connection with any resale of the New Securities) or (v) the Exchange Offer has been completed and in the opinion of counsel for the Initial Purchaser a Registration Statement must be filed and a prospectus must be delivered by the Initial Purchaser in connection with any offering or sale of Transfer Restricted Securities, then the Issuer and the Guarantors shall promptly deliver written notice thereof (the "Shelf Notice") to the Trustee and in the case of clauses
(i) and (iii), all Holders, or in the case of clauses (ii), (iv) and (v) the affected Holders, and shall at its own cost file a Shelf Registration Statement pursuant to Section 3 hereof.

3.   Shelf Registration Statement
     ----------------------------

          If a Shelf Notice is delivered as contemplated by Section 2(c) hereof, then:

          (a) Shelf Registration Statement. Each of the Issuer and the Guarantors will use its best efforts to: (A) file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Transfer Restricted Securities (the "Shelf Registration Statement"), within 90 days of the earliest to occur of clauses (i) through (v) in Section 2(c) above and (B) cause the Shelf Registration Statement to be declared effective by the SEC on or prior to the 180th day after such obligation arises; provided, however, that if the Issuer and the Guarantors file a Shelf Registration Statement pursuant to this Section 3(a), they need not abandon the attempt to cause the SEC to declare the Exchange Offer Registration Statement effective, and they may satisfy their obligations to register the Original Securities pursuant to this Agreement either by complying with Section 2 and/or
Section 3. If the Issuer and the Guarantors shall not have yet filed an Exchange Offer Registration Statement, each of the Issuer and the Guarantors shall use its best efforts to file with the SEC the Shelf Registration Statement on or prior to the Filing Date. The Shelf Registration Statement shall be on Form S-1 or another appropriate form permitting registration of such Transfer Restricted Securities for resale by Holders in the manner or manners designated by them (including, without limitation, one or more underwritten offerings), or may be an amendment to the Exchange Offer Registration Statement. The Issuer and the Guarantors shall not permit any securities other than the Transfer Restricted Securities to be included in the Shelf Registration Statement.

          Each of the Issuer and the Guarantors shall use its best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended to ensure that it is available for resales of Original Securities by the holders of Transfer Restricted Securities entitled to this benefit and to ensure that such Shelf Registration Statement conforms and continues to conform with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the SEC, as announced from time to time, until the second anniversary of the Issue Date, subject to extension pursuant to the last paragraph of Section 5 hereof (the "Effectiveness Period"), or such shorter period ending when all Transfer Restricted Securities covered by the Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Shelf Registration Statement or when the Transfer Restricted Securities become eligible for resale pursuant to Rule 144 under the Securities Act without volume restrictions, if any.

          (b) Withdrawal of Stop Orders. If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), each of the Issuer and the Guarantors shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

          (c) Supplements and Amendments. The Issuer and the Guarantors shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by such

Registration Statement or by any underwriter of such Transfer Restricted Securities based on a reasonable belief that such supplement or amendment is required by law.

4.   Liquidated Damages
     ------------------

          (a) The Issuer, the Guarantors and the Initial Purchaser agree that the Holders of Original Securities will suffer damages if the Issuer and the Guarantors fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Issuer and the Guarantors agree to pay jointly and severally, as liquidated damages, additional interest on the Original Securities ("Liquidated Damages") under the circumstances and to the extent set forth below (each of which shall be given independent effect and shall not be duplicative):

               (i) if neither the Exchange Offer Registration Statement nor the Shelf Registration Statement has been filed on or prior to the Filing Date, then, commencing on the 91st day after the Issue Date, Liquidated Damages shall accrue on the Original Securities in an amount equal to 0.05 per week per 1,000 principal amount of Original Securities for the first 90 days immediately following the Filing Date, such Liquidated Damages increasing by an additional 0.05 per week per 1,000 principal amount of Original Securities at the beginning of each subsequent 90-day period, or part thereof; or

               (ii) if neither the Exchange Offer Registration Statement nor the Shelf Registration Statement is declared effective by the SEC on or prior to the Effectiveness Target Date, then, commencing on the 181st day after the Issue Date, Liquidated Damages shall accrue on the Original Securities included or which should have been included in such Registration Statement in an amount equal to 0.05 per week per 1,000 principal amount of Original Securities for the first 90 days immediately following the Effectiveness Target Date, such Liquidated Damages increasing by an additional 0.05 per week per 1,000 principal amount of Original Securities at the beginning of each subsequent 90-day period, or part thereof; or

               (iii) if the Exchange Offer has not been consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement, Liquidated Damages shall accrue on the Original Securities in an amount equal to 0.05 per week per 1,000 principal amount of Original Securities for the first 90 days commencing on the day following the 30th business day after the Effectiveness Target Date, such Liquidated Damages increasing by an additional 0.05 per week per 1,000 principal amount of Original Securities at the beginning of each subsequent 90-day period, or part thereof; provided, that no Liquidated Damages shall accrue under this Section 4(a)(iii) if the Issuer or the Guarantors extends the consummation date of the Exchange Offer with the prior consent of the Initial Purchaser, and the Issuer and the Guarantors are otherwise in full compliance with this Section 4(a); or

               (iv) (A) the Exchange Offer Registration Statement is filed and declared effective but thereafter ceases to be effective or fails to be usable for its intended purpose at any time prior to the time that the Exchange Offer is consummated and is not declared effective within five Business Days thereafter or

       (B) the Shelf Registration Statement is filed and declared effective but thereafter ceases to be effective or fails to be usable for its intended purpose at any time during the Effectiveness Period and is not declared effective again within five Business Days thereafter, Liquidated Damages shall accrue on the Original Securities in an amount equal to 0.05 per week per 1,000 principal amount of Original Securities for the first 90 days commencing on the day the applicable Registration Statement ceases to be effective or usable for its intended purpose without being declared effective again within five Business Days, such Liquidated Damages increasing by an additional 0.05 per week per 1,000 principal amount of Original Securities at the beginning of each such subsequent 90- day period, or part thereof (it being understood and agreed that, notwithstanding any provision to the contrary, so long as any Original Security which is the subject of a Shelf Notice is then covered by an effective Shelf Registration Statement, no Liquidated Damages shall accrue on such Original Security);

provided, however, that Liquidated Damages may accrue up to a maximum of 0.20 per week per 1,000 principal amount of Original Securities; and provided, further, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement as required hereunder (in the case of clause
(i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 4(a)), (3) upon the consummation of the Exchange Offer (in the case of clause (iii) of this Section 4(a)), and (4) upon the effectiveness or usability of the Exchange Offer Registration Statement which had ceased to remain effective or be usable (in the case of clause (iv)(A) of this Section 4(a)), or upon the effectiveness or usability of the Shelf Registration Statement which had ceased to remain effective or be usable (in the case of clause (iv)(B) of this Section 4(a)), Liquidated Damages on the affected Original Securities as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue.

          (b) The Issuer and the Guarantors shall notify the Trustee within five Business Days after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Any amounts of Liquidated Damages due pursuant to (a)(i), (a)(ii), (a)(iii) or (a)(iv) of this Section 4 will be payable to each holder of affected Original Securities semi-annually on or before the applicable Interest Payment Date (as defined in the Indenture) (whether or not any payment other than Liquidated Damages is payable on such Original Securities), in the manner provided for the payment of interest in the Indenture, commencing with the first such date occurring after any such Liquidated Damages commences to accrue. The amount of Liquidated Damages will be determined by multiplying the applicable Liquidated Damages rate by the principal amount of the affected Original Securities of such Holders, multiplied by a fraction, the numerator of which is the number of days such Liquidated Damages rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months and, in the case of a partial month, the actual number of days elapsed), and the denominator of which is 360. The Issuer and the Guarantors shall notify the Trustee within five Business Days of the cessation of any requirement to pay Liquidated Damages hereunder.

5.   Registration Procedures
     -----------------------

          In connection with the filing of any Registration Statement pursuant to Sections 2 or 3 hereof, the Issuer and the Guarantors shall effect such registration(s) to permit the sale of the securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto and in connection with any Registration Statement filed by the Issuer and the Guarantors hereunder the Issuer and the Guarantors shall:

          (a) Prepare and file with the SEC prior to the Filing Date, a Registration Statement or Registration Statements as prescribed by Sections 2 or 3 hereof, and use their best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuer and the Guarantors shall furnish to and afford the Holders of the Transfer Restricted Securities covered by such Registration Statement or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (in each case at least five Business Days prior to such filing).

          (b) Prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period or the Applicable Period or until consummation of the Exchange Offer, as the case may be; cause the related Prospectus to be supplemented by any Prospectus supplement required by applicable law, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus. Notwithstanding the foregoing, if the Board of Managers of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material event or transaction involving the Company or its subsidiaries, the Issuer and the Guarantors may (i) in the event a Shelf Registration Statement has been filed, allow the Shelf Registration Statement to fail to be effective or usable as a result of such nondisclosure for up to 60 days during the Effectiveness Period, but in no event for any period in excess of 30 consecutive days, and (ii) in the event the Exchange Offer is consummated, allow the Exchange Offer Registration Statement to fail to be effective or usable as a result of such non-disclosure for up to 15 days during the Applicable Period. The Issuer and the Guarantors shall be deemed not to have used their best efforts to keep a Registration Statement effective during the Applicable Period if they or any of them voluntarily takes any action that would result in selling Holders of the Transfer Restricted Securities covered thereby or Participating Broker-Dealers seeking to sell New Securities not being able to sell such Transfer Restricted

Securities or such New Securities during that period unless such action is required by applicable law or unless the Issuer and the Guarantors comply with this Agreement, including without limitation, the provisions of paragraph 5(k) hereof and the last paragraph of this Section 5.

          (c) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Securities during the Applicable Period, notify the Holders of Transfer Restricted Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within five Business Days), and, if requested by such Persons, confirm such notice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective under the Securities Act (including in such notice a written statement that any Holder may, upon request, obtain, at the sole expense of the Issuer and the Guarantors, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits), (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose, (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Transfer Restricted Securities or resales of New Securities by Participating Broker-Dealers the representations and warranties of the Issuer and the Guarantors contained in any agreement (including any underwriting agreement), contemplated by Section 5(m) hereof cease to be true and correct, (iv) of the receipt by the Issuer and the Guarantors of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Transfer Restricted Securities or the New Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, (v) of the happening of any event, the existence of any condition or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in or amendments or supplements to such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the determination by the Issuer and the Guarantors that a post-effective amendment to a Registration Statement would be appropriate.

          (d) Use their best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Transfer Restricted Securities or the New Securities for sale in any jurisdiction, and, if any such order is issued, to use their best efforts to obtain the withdrawal of any such order at the earliest possible moment.

          (e) If a Shelf Registration Statement is filed pursuant to Section 3 and if reasonably requested by the managing underwriter or underwriters (if any), or the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters (if any), such Holders, any Participating Broker-Dealer or counsel for any of them may reasonably request to be included therein,
(ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as practicable after the Issuer and the Guarantors have received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment, and (iii) supplement or make amendments to such Registration Statement.

          (f) If (l) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Securities during the Applicable Period, furnish to each selling Holder of Transfer Restricted Securities and to each such Participating Broker-Dealer who so requests and to counsel and each managing underwriter, if any, at the sole expense of the Issuer and the Guarantors, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, and, if requested, all documents incorporated or deemed to be incorporated therein by reference and all exhibits.

          (g) If (l) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Securities during the Applicable Period, deliver to each Holder of Transfer Restricted Securities, or each such Participating Broker-Dealer, as the case may be, their respective counsel, and the underwriters, if any, at the sole expense of the Issuer and the Guarantors, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this
Section 5, each of the Issuer and the Guarantors hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Transfer Restricted Securities covered by, or the sale by Participating Broker-Dealers of the New Securities pursuant to, such Prospectus and any amendment or supplement thereto.

          (h) Prior to any public offering of Transfer Restricted Securities or New Securities or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell New Securities during the Applicable Period, use their reasonable best efforts to register or qualify (and to cooperate with selling Holders of Transfer Restricted Securities or each such Participating Broker-Dealer, as the case may be, the managing underwriter or underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Transfer Restricted Securities) for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriter or underwriters reasonably request; provided, however, that where New Securities held by Participating Broker-Dealers or Transfer Restricted Securities are offered other than through an underwritten offering, the Issuer and the Guarantors agree to cause their counsel to perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the New Securities held by Participating Broker-Dealers or the Transfer Restricted Securities covered by the applicable Registration Statement; provided, however, that none of the Issuer and the Guarantors shall be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in any such jurisdiction where it is not then so subject.

          (i) If a Shelf Registration Statement is filed pursuant to Section 3 hereof, cooperate with the selling Holders of Transfer Restricted Securities and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with DTC; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may request.

          (j) Use their best efforts to cause the Transfer Restricted Securities covered by the Registration Statement and the New Securities to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the selling Holders thereof or the underwriter or underwriters, if any, to dispose of such Transfer Restricted Securities or New Securities, except as may be required solely as a consequence of the nature of a selling Holder's business, in which case the Issuer and the Guarantors will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals.

          (k) If (l) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) hereof, as promptly as practicable prepare and (subject to Section 5(b) hereof) file with the SEC, at the sole expense of the Issuer and the Guarantors, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Transfer Restricted Securities being sold thereunder or to the purchasers of the New Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (l) Prior to the effective date of the first Registration Statement relating to the Transfer Restricted Securities, provide a CUSIP number, ISIN Code and Common Code for the Transfer Restricted Securities or New Securities, as the case may be.

          (m) In connection with any underwritten offering of Transfer Restricted Securities pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings of debt securities similar to the Original Securities and take all such other actions as are reasonably requested by the managing underwriter or underwriters in order to facilitate the registration or the disposition of such Transfer Restricted Securities and, in such connection, (i) make such representations and warranties to, and covenants with, the underwriters with respect to the business of the Company and its subsidiaries (including any acquired business, properties or entity, if applicable) and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings of debt securities similar to the Original Securities, and confirm the same in writing if and when requested; (ii) obtain the written opinion of counsel to the Issuer and the Guarantors and written updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings of debt similar to the Original Securities and such other matters as may be reasonably requested by the managing underwriter or underwriters; (iii) obtain "cold comfort" letters and updates thereof in form, scope and substance reasonably satisfactory to the managing underwriter or underwriters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included or incorporated by reference in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of debt similar to the Original Securities and such other matters as reasonably requested by the managing underwriter or underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially similar to those set forth in Section 7 hereof (or such other provisions and procedures acceptable to Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriter or underwriters or agents) with respect to all parties to be indemnified pursuant to said Section, including, without limitation, the Holders of Transfer Restricted Securities and the underwriters. The above shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder.

          (n) If (1) a Shelf Registration Statement is filed pursuant to Section 3 hereof, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 hereof is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell New Securities during the Applicable Period, make available for inspection by a representative of the selling Holders of such Transfer Restricted Securities being sold, or a representative of the Participating Broker-Dealers, as the case may be, a representative of the managing underwriter participating in any such disposition of Transfer Restricted Securities, if any, and one firm each of attorneys, accountants or other agents retained by any such selling Holders or the Participating Broker-Dealers, as the case may be, the managing underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and instruments of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be confidential and any Records which it notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement, (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, (iii) disclosure of such information is, in the opinion of counsel for any Inspector and after consultation with the Company, necessary in connection with any action, claim, suit or proceeding, directly or indirectly, involving or potentially involving such Inspector and arising out of, based upon, relating to, or involving this Agreement, or any transactions contemplated hereby or arising hereunder, or (iv) the information in such Records has been made generally available to the public. Each selling Holder of such Transfer Restricted Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company unless and until such information is generally available to the public. Each selling Holder of such Transfer Restricted Securities and each such Participating Broker-Dealer or underwriter, as the case may be, will be required further to agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company at its sole expense to undertake appropriate action to prevent disclosure of the Records deemed confidential.

          (o) Provide an indenture trustee for the Transfer Restricted Securities or the New Securities, as the case may be, and cause the applicable Indenture or the trust indenture provided for in Section 2(a) hereof, as the case may be, to be qualified under the Trust Indenture Act not later than the effective date of the first Registration Statement relating to the Transfer Restricted Securities; and in connection therewith, cooperate with the trustee under any such indenture and the Holders of the Transfer Restricted Securities, to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the Trust Indenture Act; furnish the trustee with an officer's certificate certifying that such indenture has been so qualified under the Trust Indenture Act and that the Transfer Restricted Securities are the subject of a Registration Statement; and execute, and use their reasonable best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner.

          (p) Comply with all applicable rules and regulations of the SEC and make generally available to the Issuer's securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods.

          (q) If an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Transfer Restricted Securities by Holders to the Issuer and the Guarantors (or to such other Person as directed by the Issuer and the Guarantors) in exchange for the New Securities or the Private Exchange Securities, as the case may be, the Issuer and the Guarantors shall mark, or cause to be marked, on such Transfer Restricted Securities that such Transfer Restricted Securities are being canceled in exchange for the New Securities or the Private Exchange Securities, as the case may be; in no event shall such Transfer Restricted Securities be marked as paid or otherwise satisfied.

          (r) Cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Transfer Restricted Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD").

          (s) Use their best efforts to take all other steps necessary or advisable to effect the registration of the New Securities and/or Transfer Restricted Securities covered by a Registration Statement contemplated hereby.

          (t) Make an application to list the New Securities on the Luxembourg Stock Exchange and to use their best efforts to have the New Securities admitted to trading on the Luxembourg Stock Exchange as promptly as practicable.

          The Issuer and the Guarantors may require each seller of Transfer Restricted Securities as to which any Shelf Registration Statement is being effected to (i) furnish to the Issuer and the Guarantors such information regarding such seller and the distribution of such Transfer Restricted Securities and (ii) make such representations, in each case as the Issuer and the Guarantors may, from time to time, reasonably request. The Issuer and the Guarantors may exclude from such registration the Transfer Restricted Securities of any seller who unreasonably fails to furnish such information or make such representations within a reasonable time after receiving such request. Each seller as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer and the Guarantors all information required to be disclosed in order to make the information previously furnished to the Issuer and the Guarantors by such seller not materially misleading.

          Each Holder of Transfer Restricted Securities and each Participating Broker-Dealer agrees by acquisition of such Transfer Restricted Securities or New Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon actual receipt of any notice from the Issuer and the Guarantors of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi) hereof, such Holder will forthwith discontinue disposition of such Transfer Restricted Securities covered by such Registration Statement or Prospectus or New Securities to be sold by such Holder or Participating Broker-Dealer, as the case may be, until such Holder's or Participating Broker-Dealer's receipt of the copies of the supplemented or amended Prospectus contemplated by Section

5(k) hereof, or until it is advised in writing (the "Advice") by the Issuer and the Guarantors that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event the Issuer and the Guarantors shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Transfer Restricted Securities covered by such Registration Statement or New Securities to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6    Registration Expenses
     ---------------------

          (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuer and the Guarantors shall be borne by the Issuer and the Guarantors whether or not the Exchange Offer Registration Statement or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering, (B) fees and expenses of compliance with state securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of counsel in connection with Blue Sky qualifications of the Transfer Restricted Securities or New Securities and determination of the eligibility of the Transfer Restricted Securities or New Securities for investment under the laws of such jurisdictions (x) where the holders of Transfer Restricted Securities are located, in the case of the New Securities, or (y) as provided in Section 5(h) hereof, in the case of Transfer Restricted Securities or New Securities to be sold by a Participating Broker-Dealer during the Applicable Period)), and (C) all expenses and fees in connection with the obtaining of any approval from the Stichting Toezicht Effectenverkeer or any other relevant authority in The Netherlands; (ii) printing expenses, including, without limitation, the printing of prospectuses if the printing of prospectuses is requested by the managing underwriter or underwriters, if any, by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in any Registration Statement or by any Participating Broker-Dealer, as the case may be, (iii) reasonable fees and disbursements of counsel for the Issuer and the Guarantors and reasonable fees and disbursements of special counsel for the sellers of Transfer Restricted Securities (subject to the provisions of Section 6(b) hereof), (iv) reasonable fees and disbursements of all independent certified public accountants referred to in Section 5(m)(iii) hereof (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (v) rating agency fees, if any, and any fees associated with making the New Securities eligible for trading through DTC, the Euroclear System or Clearstream Banking, societe anonyme, (vi) Securities Act liability insurance, if the Issuer and the Guarantors desire such insurance, (vii) reasonable fees and expenses of all other Persons retained by the Issuer and the Guarantors, (viii) internal expenses of the Issuer and the Guarantors (including, without limitation, all salaries and expenses of officers and employees of the Issuer and the Guarantors performing legal or accounting duties), (ix) the expense of any annual audit, (x) the reasonable fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, if applicable, and (xi) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

          (b) The Issuer and the Guarantors shall reimburse the Holders of the Transfer Restricted Securities being registered in a Shelf Registration Statement for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such Registration Statement.

7    Indemnification and Contribution
     --------------------------------

          (a) The Issuer and the Guarantors, jointly and severally, shall indemnify and hold harmless each Holder of Transfer Restricted Securities offered pursuant to a Shelf Registration Statement, each Participating Broker-Dealer selling New Securities during the Applicable Period and the Initial Purchaser and the officers and employees and each Person, if any, who controls any such Person within the meaning of the Securities Act (each a "Participant") from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to the exchange of or sales of the Transfer Restricted Securities), to which that Participant may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Participant in connection with, or relating in any manner to, the Transfer Restricted Securities or the registration contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided, that neither the Issuer nor any of the Guarantors shall be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Participant through its gross negligence or wilful misconduct), and shall reimburse each Participant promptly upon demand for any legal or other expenses reasonably incurred by that Participant in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Issuer nor any of the Guarantors shall be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement or Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with the written information furnished to the Issuer and the Guarantors by or on behalf of any Participant specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Issuer and the Guarantors may otherwise have to any Participant.

          (b) Each Holder of Transfer Restricted Securities offered pursuant to a Shelf Registration Statement, each Participating Broker-Dealer selling New Securities during the Applicable Period and the Initial Purchaser (each a "Participant Indemnifying Party"), severally and not jointly, shall indemnify and hold harmless the Issuer, the Guarantors, their respective officers and employees, each of their respective directors and each Person, if any, who controls the Issuer or any of the Guarantors within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer, the Guarantors or any such director, officer or controlling Person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Registration Statement or Prospectus, or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Issuer and the Guarantors by that Participant Indemnifying Party specifically for inclusion therein, and shall reimburse the Issuer, the Guarantors and any such director, officer or controlling Person for any legal or other expenses reasonably incurred by the Issuer, the Guarantors or any such director, officer or controlling Person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Participant Indemnifying Party may otherwise have to the Issuer, the Guarantors or any such director, officer or controlling Person.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgement of such counsel it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time (in addition to one separate firm constituting local counsel, if appropriate) for all such indemnified parties, which firm shall be designated in writing by the Initial Purchaser, if the indemnified parties under this Section 7 consist of any Participants, or by the Issuer and the Guarantors, if the indemnified parties under this Section consist of the Issuer, the Guarantors or any of their respective directors, officers, employees or controlling Persons. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use its reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld) settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent (a) includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

          (d) If the indemnification provided for in this Section 7 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 7(a) or 7(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Issuer and the Guarantors on the one hand and the Participants on the other from the offering of the Original Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer and the Guarantors on the one hand and the Participants on the other with respect to the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantors on the one hand and the Participants on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Original Securities (before deducting expenses underwriting discounts and commissions) received by the Issuer and the Guarantors bear on the one hand, and the total underwriting discounts and commissions received by the Participants with respect to the Original Securities purchased under the Purchase Agreement, on the other hand, bear to the total gross proceeds from the offering of the Original Securities under the Purchase Agreement. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Issuer, the Guarantors or the Participants, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Issuer, the Guarantors and the Participants agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Participant shall be required to contribute any amount in excess of the amount by which the total price at which the Original Securities purchased by it were resold exceeds the amount of any damages which such Participant has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Participant's obligations to contribute as provided in this Section 7(d) are several in proportion to their respective purchase obligations and not joint.

8    Rule 144A.
     ---------

          Whether or not the Company is required by the rules and regulations of the SEC, so long as any Original Securities are outstanding, the Company will furnish to each of the holders of Original Securities (i) all quarterly and annual financial information that would be required to be contained in a filing with the SEC on Forms 10-Q and 10-K if the Company were required to file such financial information (including such financial information with respect to the Issuer and the Guarantors as would be required following the Exchange Offer), including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" that describes the financial condition and results of operations of the Company and any consolidated Restricted Subsidiaries (as defined in the Indenture) and, with respect to the annual information only, reports thereon by the Company's independent public accountants (which shall be firm(s) of established national reputation), provided, that this clause (i) shall not apply to reports for the period ending March 31, 2000, and (ii) all information that would be required to be filed with the SEC on Form 8-K if the Company were required to file such reports. All such information and reports shall be filed with the SEC on or prior to the dates on which such filings would have been required to be made had the Company been subject to the rules and regulations of the SEC. In addition, whether or not required by the rules and regulations of the SEC, the Company shall file a copy of all such information and reports with the SEC for public availability within the time periods specified in the SEC's rules and regulations (unless the SEC will not accept such a filing) and make such information available to securities analysts and prospective investors upon request. For so long as any Original Securities remain outstanding, the Issuer, the Company and the other Guarantors shall furnish to the holders of Original Securities and to securities analysts and prospective investors, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act. If and so long as the Original Securities are listed on the Luxembourg Stock Exchange and its rules so require, the Issuer will deposit all information and reports referred to in clauses (i) and (ii) above with its listing agent in Luxembourg.

9    Underwritten Registrations.
     --------------------------

          If any of the Transfer Restricted Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Securities included in such offering and shall be reasonably acceptable to the Issuer and the Guarantors.

          No Holder of Transfer Restricted Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

10   Miscellaneous
     -------------

          (a) No Inconsistent Agreements. Neither the Issuer nor any of the Guarantors has entered into as of the date hereof, nor will any of them enter into after the date of this Agreement, any agreement with respect to any of their respective securities that is inconsistent with the rights granted to the Holders of Transfer Restricted Securities in this Agreement or otherwise conflicts with the provisions hereof. The Issuer and the Guarantors will not enter into any agreement with respect to any of their respective securities which will grant to any Person piggyback registration rights with respect to the Exchange Offer Registration Statement or the Shelf Registration Statement, other than in connection with any issuance of Additional Notes (as defined in the Indenture).

          (b)  Adjustments Affecting Transfer Restricted Securities.  The
Issuer and the Guarantors shall not, directly or indirectly, take any action with respect to the Transfer Restricted Securities as a class that would adversely affect the ability of the Holders of Transfer Restricted Securities to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

          (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Transfer Restricted Securities with respect to the Transfer Restricted Securities and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the New Securities held by all Participating Broker-Dealers with respect to the New Securities; provided, however, that Section 7 and this Section 10(c) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Transfer Restricted Securities or New Securities, as the case may be, disposed of pursuant to any Registration Statement). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of the Transfer Restricted Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Transfer Restricted Securities may be given by Holders of at least a majority in aggregate principal amount of the Transfer Restricted Securities being sold by such Holders pursuant to such Registration Statement; provided, however, that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (d) Notices. All notices and other communications (including, without limitation, any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or facsimile:

               (1) if to a Holder of the Transfer Restricted Securities or any Participating Broker-Dealer, at the most current address of such Holder or Participating Broker-Dealer, as the case may be, set forth on the records of the registrar under the relevant Indenture, with a copy in like manner to the Initial Purchaser as follows:

                    Lehman Brothers Inc.
                    Three World Financial Center
                    New York, NY 10285
                    Facsimile No:  +1-212-528-8822
                    Attention:  Syndicate Department

     and a copy to:

                    Simpson Thacher & Bartlett
                    99 Bishopsgate
                    21st Floor
                    London  EC2M 3YH
                    Facsimile No: +44-20-7422-4022
                    Attention: William R. Dougherty, Esq.

          (2) if to the Initial Purchaser, to the address specified in Section 10(d)(1), with a copy to Simpson Thacher & Bartlett, at the address specified in such section;

          (3) if to the Issuer and/or the Guarantors, as follows:

               Weigh-Tronix, LLC
               293 South Main Street
               Providence, Rhode Island 02903
               Facsimile No:  +1-401-751-8829
               Attention:  John J. McCann III

with a copy to:

               Hutchins, Wheeler & Dittmar
               101 Federal Street
               Boston, Massachusetts 02110

               Facsimile No:  +1-617-951-1295
               Attention:   James Westra, Esq.

      Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuer and the Guarantors shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Initial Purchaser.

      Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address and in the manner specified in each Indenture.

      If the Original Securities are listed on the Luxembourg Stock Exchange at the time of completion of the Exchange Offer, the Luxembourg Stock Exchange will be notified of the commencement and result of such Exchange Offer. All relevant documents with respect to the Exchange Offer will be made available at the offices of the Issuer's listing agent in Luxembourg.

      (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto and the Holders; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign holds Transfer Restricted Securities.

      (f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (h) GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE
PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK

      (i) Submission to Jurisdiction; Appointment of Agent for Service; Waiver. To the fullest extent permitted by applicable law, each of the Issuer and the Guarantors irrevocably submits to the non-exclusive jurisdiction of any federal or state court in the Borough of Manhattan in the City of New York, County and State of New York, United States of America, in any suit or proceeding based on or arising under this Agreement, and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the Issuer and the Guarantors, to the fullest extent permitted by applicable law, irrevocably and fully waives the defense of an inconvenient forum to the maintenance of such suit or proceeding and hereby irrevocably designates and appoints CT Corporation System (the "Authorized Agent"), 111 Eighth Avenue, New York, NY, 10011, for a period of ten years or until such time as no Original Securities are outstanding, as its authorized agent upon whom process may be served in any such suit or proceeding. Each of the Issuer and the Guarantors represents that it has notified the Authorized Agent of such designation and appointment and that the Authorized Agent has accepted the same in writing. Each of the Issuer and the Guarantors hereby irrevocably authorizes and directs its Authorized Agent to accept such service. Each of the Issuer and the Guarantors further agrees that service of process upon its Authorized Agent and written notice of said service to the Issuer and the Guarantors mailed by first class mail or delivered to its Authorized Agent shall be deemed in every respect effective service of process upon the Issuer and the Guarantors in any such suit or proceeding. Nothing herein shall affect the right of any person to serve process in any other manner permitted by law. Each of the Issuer and the Guarantors agrees that a final action in any such suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other lawful manner. Notwithstanding the foregoing, any action against the Issuer or the Guarantors arising out of or based on this Agreement or the transactions contemplated hereby may also be instituted by the Initial Purchaser, their officers and employees or any person who controls the Initial Purchaser within the meaning of the Securities Act in any competent court in The Netherlands, and each of the Issuer and the Guarantors expressly accepts the jurisdiction of any such court in any such action.

          Each of the Issuer and the Guarantors hereby irrevocably waives, to the extent permitted by law, any immunity to jurisdiction to which it may otherwise be entitled (including, without limitation, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on this Agreement or the transactions contemplated hereby.

          The provisions of this Section 10(i) are intended to be effective upon the execution of this Agreement without any further action by the Issuer, the Guarantors or the Initial Purchaser and the introduction of a true copy of this Agreement into evidence shall be conclusive and final evidence as to such matters.

          (j) Currency Indemnity. The Issuer and the Guarantors shall indemnify each Participant against any loss incurred by it as a result of any judgment or order being given or made and expressed and paid in a currency (the "Judgment Currency") other than U.S. dollars and as a result of any variation as between (i) the rate of exchange at which the U.S. dollar amount is converted into the Judgment Currency for the purpose of such judgment or order and (ii) the spot rate of exchange in New York, New York at which such Participant on the date of payment of such judgment or order is able to purchase U.S. dollars with the amount of the Judgment Currency actually received by such Participant. If the U.S. dollars so purchased are greater than the amount originally due to such Participant hereunder, such Participant agrees to pay to the Issuer and the Guarantors an amount equal to the excess of the U.S. dollars so purchased over the amount originally due to such Participant hereunder. The foregoing shall constitute a separate and independent obligation of the Issuer, the Guarantors and the Participant, as the case may be, and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "spot rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, U.S. dollars.

          (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (l) Securities Held by the Issuer, the Guarantors or Their Respective Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer, the Guarantors or their respective "affiliates" (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (m) Third Party Beneficiaries. Holders of Transfer Restricted Securities and Participating Broker-Dealers are intended third party beneficiaries of this Agreement, and this Agreement may be enforced by such Persons.

          (n) Entire Agreement. This Agreement, together with the Purchase Agreement and the Indenture, is intended by the parties as a final and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein and any and all prior oral or written agreements, representations, or warranties, contracts, understandings, correspondence, conversations and memoranda between the Initial Purchaser on the one hand and the Issuer and the Guarantors on the other, or between or among any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest with respect to the subject matter hereof and thereof are merged herein and replaced hereby.

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.


                          Very truly yours,

                          SWT Finance B.V.



                          By: /s/ SWT Finance B.V.
                              -----------------------------------------
                              Name:
                              Title:



                          Weigh-Tronix, LLC



                          By: /s/ Weigh-Tronix, LLC
                              -----------------------------------------
                              Name:
                              Title:



                          SWT Holdings B.V.



                          By: /s/ SWT Holdings B.V.
                              -----------------------------------------
                              Name:
                              Title:



                          Weigh-Tronix, Inc.



                          By: /s/ Weigh-Tronix, Inc.
                              -----------------------------------------
                              Name:
                              Title:

                          Mecmesin, Inc.



                          By: /s/ Mecmesin, Inc.
                              -----------------------------------------
                              Name:
                              Title:



                          Salter Weigh-Tronix Limited



                          By: /s/ Salter Weigh-Tronix Limited
                              -----------------------------------------
                              Name:
                              Title:



                          Salter Housewares Holdings Limited



                          By: /s/ Salter Housewares Holdings Limited
                              -----------------------------------------
                              Name:
                              Title:



                          Weigh-Tronix Canada ULC



                          By: /s/ Weigh-Tronix Canada ULC
                              -----------------------------------------
                              Name:
                              Title:



                          Weigh-Tronix UK Limited



                          By: /s/ Weigh-Tronix UK Limited
                              -----------------------------------------
                              Name:
                              Title:

                          Berkel USA, Inc.


                          By: /s/ Berkel USA, Inc.
                              -----------------------------------------
                              Name:
                              Title:



                          Berkel, Inc.



                          By: /s/ Berkel, Inc.
                              -----------------------------------------
                              Name:
                              Title:



                          Berkel Products Co. Limited



                          By: /s/ Berkel Products Co. Limited
                              -----------------------------------------
                              Name:
                              Title:



                          Weigh-Tronix Delaware, Inc.



                          By: /s/ Weigh-Tronix Delaware, Inc.
                              -----------------------------------------
                              Name:
                              Title:

                          GEC Avery limited*



                          By:  /s/ GEC Avery limited
                              -----------------------------------------
                              Name:
                              Title:



                          GEC Avery Properties Limited*



                          By:  /s/ GEC Avery Properties Limited
                              -----------------------------------------
                              Name:
                              Title:



                          GEC Avery International Limited*



                          By:  /s/ GEC Avery International Limited
                              -----------------------------------------
                              Name:
                              Title:

                          Salter Housewares Ltd*



                          By:  /s/ Salter Housewares Ltd
                              -----------------------------------------
                              Name:
                              Title:



* Executed as of June 13, 2000 (immediately following the closing of the offering of the Original Notes).

                          Berkel (Ireland) Limited *

                          Signed, sealed and delivered by Larry Gunning, as lawful attorney for Berkel (Ireland) Limited



                          By: /s/ Berkel (Ireland) Limited
                              -----------------------------------------
                              Name:
                              Title:


                               Witnessed

                          By:
                              -----------------------------------------
                              Name:
                              Title:

                          Occupation of Witness:


                               -------------------------------

                               Address of Witness:



* Executed as of June 13, 2000 (immediately following the closing of the offering of the Original Notes).

Lehman Brothers International (Europe)



By: /s/ Lehman Brothers International (Europe)
   -------------------------------------------
   Name:
   Title: